Accounts Receivable (Tables)	12 Months Ended
Dec. 31, 2014
Accounts Receivable Tables
Schedule of Accounts, Notes, Loans and Financing Receivable

The following table summarizes activity for the allowance for doubtful accounts for the years ended December 31, 2014 and 2013:

	2014	2013
Beginning balance as of January 1,	$47,927	$4,892
Bad debt expense	64,226	44,198
Charge offs, net	(49,904)	(1,163)
Ending balance as of December 31,	$62,249	$47,927